                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

                  We consent to the incorporation by reference in the Registration Statements (Form S-3 Nos. 333-45728 and 333-53522, and Form S-8 Nos. 333-86291, 333-43826 and 333-43824) of our report dated February 8, 2002 with respect to the consolidated financial statements of SpectraSite Holdings, Inc. and its subsidiaries which appear in the Annual Report (Form 10-K) for the year ended December 31, 2001.



                  /s/ ERNST & YOUNG LLP

                  March 21, 2002
                  Raleigh, North Carolina